Exhibit 10.12

Translation of $4.5 million loan between Lotus and TCL

Control number:

Agreement of Internal loans of TCL Industries Holdings (Hong Kong)

Debitor (“Party A)”): Lotus Pacific, Inc.

Creditor (“Party B”): TCL Industries Holdings (Hong Kong) Ltd.

Party A, for its business needs, intends to apply a loan from Party B, which agrees to make such a loan. The both parties agree to reach the flowing agreements based on mutual consents and governing laws and regulations:

1.     Loan type:  Short term loan.

2.     Loan amount:  Four million five hundred thousand US dollars.

3.     Purpose of the loan:  To satisfy the needs of the business expansion of the subsidiaries.

4.     Loan terms:  Three months between 10/22/2003 and 1/22/2004. If the beginning date of the loan on any subsequent amendment(s) to renew this loan is different from this original date, the beginning date on this agreement should used for the purpose of calculation. Any subsequent extensions of this loan shall be a part to this agreement and shall have the same binding force.

5.     Interest Loan interest rate, calculation of interest

(1) The monthly interest rate shall be 0.257%.

(2) Interest shall be calculated monthly and calculated on every 20th of the month. Daily interest rate shall be monthly rate divided by 30.

(3) Any adjustment of interest rate before the maturity of the loan shall be based on the bank regulation on interest rate.

6.     Condition of releasing the loan to debitor

(1) Party A properly completed the registration process and satisfied all the legal documents for the loan to be released;

(2) If the loan requires collateral, all the conditions are satisfied by Party A or the third party.

(3) Party A has not breached any clause that required by for this loan.

7.     Payment of interest and principal

(1) Party A shall pay interest on the interest calculation day. First payment is the day after the first calculation day of the month, and last payment shall be made together with the principal when the loan matures.

(2) Party A agrees to accrue sufficient amount to pay interest when due, and remit the interest payment to Party B’s designated bank account.

(3) Party A shall reserve sufficient amount in its bank account when the loan matures in order to payback the principal amount of the loan.

(4) If Party A fails to payback the loan amount when the loan matures, Party B has the right to dispose the collateral at its discretion or seek legal venue to resolve the issue.

1

8.     Collateral

The collateral required for this loan is the number 3 in the following list;

(1)          Guarantee;

(2)          Collateral;

(3)          Collateral with physical assets; (X) (Lotus equity interest in Correlant Communications.)

(4)          Letter of credit;

(5)          Counter guarantee;

(6)          Letter of promissory notes;

(7)          Others

9.     The main rights and liabilities of both parties

(1) The rights and liabilities of Party A:

(A) The rights of Party A

(a) Party A has the right to ask Party B to release the loan;

(b) Party A has the right to use the loan under the terms of the loan agreement;

(c) Party A has the right to ask Party B for extension(s) of the loan with the consent of Party B;

(d) Party A has the right to ask Party B to keep the confidentiality of all the information regarding its accounting and business operation, except otherwise governed by the laws and regulations

(B) The liabilities of Party A

(a) Party A shall pay back the principal and interest when the loan matures;

(b) Party A shall use the loan in accordance with the terms of the agreement, and not use the loan for other purpose without written consent from Party B;

(c) Party A shall provide Party B with all the information include but not limited accounting, statistics, business planning and KPI, etc. when requested by Party B.

(d) Without payback the loan amount, Party A shall not use the loan amount as collateral to secure another loan;

(e) If Party A will provide guarantee to other parties before the loan is matured, Party A must notice Party B and receives consent from Party B;

(f) Party A shall provide Party B with additional collateral if the value of the collateral used for this loan is less that the original stated amount as required by the agreement;

(g) Party A must notify Party B for any changes made to its name, legal person, business registration, registered capital, etc.

(h) Party A must notice Party B within 10 days for any of the following that may affect Party B to exercise its right as a creditor: contract, joint venture, merge, acquisition, spin-off, apply for close of business, apply for bankruptcy, etc.

(i) Party A shall immediately notify Party B for any of the following: closedown of business operation, revoke of business license, revoked of business registration, any involvement of legal person in illegal activities, becomes a party to legal action, severe deterioration of financial conditions, and resolve the payment of the loan and collateral under the conditions of Party B;

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(2) Rights and liabilities of Party B

(A) The rights of Party B

(a) Party B has the rights to get access to the information regarding Party A’s financial and business operation, has the right to ask Party A to provide all the information include but not limited to its planning, accounting and KPI data;

(b) Party B has the right to audit Party A on the use of the loan.

(B) The liabilities of Party B

(a) Party B shall release the loan amount to Party A once the agreement is effective, unless for the reasons caused by Party A;

(b) Party B agrees to keep all the information provided by Party A confidential unless otherwise mandated by laws and regulations.

10.      Change and termination of the loan agreement

(1) The agreement may be revised, amended or terminated with the written agreement by both parties. Any changes made shall become part of the whole agreement. If any provision of this agreement is held invalid and void, the balance of the provisions will remain in full force and effect.

(2) If Party A plans to transfer its rights and liabilities to the third party, it must get a written consent from Party B, and transfer will not be valid unless the third party sign the new loan agreement with Party B;

(3) Party A must give a 30 day notice to Party for any of the following actions: contract, leasing, merge and acquisition, joint venture, joint corporation, ownership change etc. Party A shall not take any actions unless it receives a written consent from Party B;

(4) Party A agrees to continue to bear the responsible for the liabilities of the loan even though it has joint venture, joint corporation or equity merge, in which Party A has equity interest.

11. Breach of agreement

(1) If Party A fails to payback the principal when the loan agreement at the maturity date, Party B has the right accrue the interest at the daily rate of 2.1/10000.

(2) If Party A fails to pay interest, Party B has the right to accrue the interest at the daily rate of 2.1/10000. If Party A pays back the principal amount but fails to the accrued the interest, Party B has the right to continue to accrue the interest on the unpaid amount of interest at a daily compound rate of 2.1/10000.

(3) If Party A uses the loan for the purposes other than stated in the loan agreement, Party B has the right to charge a penalty for the breached amount at the daily rate of 5/10000.

(4) At any time before the loan agreement matures, Party B has the right to stop releasing the loan, take back the loan and interest that were release to Party A, or deduct directly from Party A’s account if Party A:

(a) fails to pay back principal or interest;

(b) use the loan for other purpose;

(c) provide false information to Party B;

(d) breaches part of the loan agreement;

(e) is involved in law suites or litigations that substantially affect Party A’s

3

business;

(f) deterioration of Party A’s financial situation;

(g) faces any of the following situations: depreciation, damage, loss, frozen of the collateral and fails to provide new collateral;

(h) Any actions by Party A that affect its ability to payback the loan principal and interest.

12. Settlement of dispute

Both parties shall consult with each other for any disputes regarding the loan agreement; unresolved disputes shall be arbitrated by the management of TCL Corporation. During the period of dispute, the balance of the agreement shall be in full force.

13. Others

(1) Any other issues that are included the loan agreement but pertinent to the agreement, both parties shall follow the laws, rules and regulations of the government;

(2) The loan agreement shall be effective once it is properly signed by the legal persons of the two parties. The agreement will be terminated once all the principal and interest are fully paid.

(3) This agreement will be executed in counterpart copies and each and all of which will be deemed an original.

14. Special clause

(1) Party A acknowledges that Party B fully consulted with Party A for all the provisions in the loan agreement.

(2) Party A acknowledges that it has full comprehension of all the provisions of the loan agreement, and Party B gives all the explanations to Party A for any and all of the questions that Party A has.

(3) Both parties consent that they have no disagreement over the provisions of the agreement.

Party A: Legal person or authorized signer:	/s/Vincent Yan, President & CEO

Dated: October 21, 2003

Party B: Legal person or authorized signer:	/s/ Lu Zhongli, Director

Dated: October 21, 2003

4

Translation of $4.5 million loan between Lotus and TCL

Control number:

Agreement of Internal loans of TCL Industries Holdings (Hong Kong)

Debitor (“Party A)”): Lotus Pacific, Inc.

Creditor (“Party B”): TCL Industries Holdings (Hong Kong) Ltd.

Party A, for its business needs, intends to apply a loan from Party B, which agrees to make such a loan. The both parties agree to reach the flowing agreements based on mutual consents and governing laws and regulations:

1.     Loan type:  Short term loan.

2.     Loan amount:  Four million five hundred thousand US dollars.

3.     Purpose of the loan:  To satisfy the needs of the business expansion of the subsidiaries.

4.     Loan terms:  Six months between 1/22/2004 and 10/21/2004. If the beginning date of the loan on any subsequent amendment(s) to renew this loan is different from this original date, the beginning date on this agreement should used for the purpose of calculation. Any subsequent extensions of this loan shall be a part to this agreement and shall have the same binding force.

5.     Interest Loan interest rate, calculation of interest

(1) The monthly interest rate shall be 0.257%.

(2) Interest shall be calculated monthly and calculated on every 20th of the month. Daily interest rate shall be monthly rate divided by 30.

(3) Any adjustment of interest rate before the maturity of the loan shall be based on the bank regulation on interest rate.

6.     Condition of releasing the loan to debitor

(1) Party A properly completed the registration process and satisfied all the legal documents for the loan to be released;

(2) If the loan requires collateral, all the conditions are satisfied by Party A or the third party.

(3) Party A has not breached any clause that required by for this loan.

7.     Payment of interest and principal

(1) Party A shall pay interest on the interest calculation day. First payment is the day after the first calculation day of the month, and last payment shall be made together with the principal when the loan matures.

(2) Party A agrees to accrue sufficient amount to pay interest when due, and remit the interest payment to Party B’s designated bank account.

(3) Party A shall reserve sufficient amount in its bank account when the loan matures in order to payback the principal amount of the loan.

(4) If Party A fails to payback the loan amount when the loan matures, Party B has the right to dispose the collateral at its discretion or seek legal venue to resolve the issue.

1

8.     Collateral

The collateral required for this loan is the number 3 in the following list;

(1)          Guarantee;

(2)          Collateral;

(3)          Collateral with physical assets; (X) (Lotus equity interest in Correlant Communications.)

(4)          Letter of credit;

(5)          Counter guarantee;

(6)          Letter of promissory notes;

(7)          Others

9.     The main rights and liabilities of both parties

(1) The rights and liabilities of Party A:

(A) The rights of Party A

(a) Party A has the right to ask Party B to release the loan;

(b) Party A has the right to use the loan under the terms of the loan agreement;

(c) Party A has the right to ask Party B for extension(s) of the loan with the consent of Party B;

(d) Party A has the right to ask Party B to keep the confidentiality of all the information regarding its accounting and business operation, except otherwise governed by the laws and regulations

(B) The liabilities of Party A

(a) Party A shall pay back the principal and interest when the loan matures;

(b) Party A shall use the loan in accordance with the terms of the agreement, and not use the loan for other purpose without written consent from Party B;

(c) Party A shall provide Party B with all the information include but not limited accounting, statistics, business planning and KPI, etc. when requested by Party B.

(d) Without payback the loan amount, Party A shall not use the loan amount as collateral to secure another loan;

(e) If Party A will provide guarantee to other parties before the loan is matured, Party A must notice Party B and receives consent from Party B;

(f) Party A shall provide Party B with additional collateral if the value of the collateral used for this loan is less that the original stated amount as required by the agreement;

(g) Party A must notify Party B for any changes made to its name, legal person, business registration, registered capital, etc.

(h) Party A must notice Party B within 10 days for any of the following that may affect Party B to exercise its right as a creditor: contract, joint venture, merge, acquisition, spin-off, apply for close of business, apply for bankruptcy, etc.

(i) Party A shall immediately notify Party B for any of the following: closedown of business operation, revoke of business license, revoked of business registration, any involvement of legal person in illegal activities, becomes a party to legal action, severe deterioration of financial conditions, and resolve the payment of the loan and collateral under the conditions of Party B;

2

(2) Rights and liabilities of Party B

(A) The rights of Party B

(a) Party B has the rights to get access to the information regarding Party A’s financial and business operation, has the right to ask Party A to provide all the information include but not limited to its planning, accounting and KPI data;

(b) Party B has the right to audit Party A on the use of the loan.

(B) The liabilities of Party B

(a) Party B shall release the loan amount to Party A once the agreement is effective, unless for the reasons caused by Party A;

(b) Party B agrees to keep all the information provided by Party A confidential unless otherwise mandated by laws and regulations.

10.      Change and termination of the loan agreement

(1) The agreement may be revised, amended or terminated with the written agreement by both parties. Any changes made shall become part of the whole agreement. If any provision of this agreement is held invalid and void, the balance of the provisions will remain in full force and effect.

(2) If Party A plans to transfer its rights and liabilities to the third party, it must get a written consent from Party B, and transfer will not be valid unless the third party sign the new loan agreement with Party B;

(3) Party A must give a 30 day notice to Party for any of the following actions: contract, leasing, merge and acquisition, joint venture, joint corporation, ownership change etc. Party A shall not take any actions unless it receives a written consent from Party B;

(4) Party A agrees to continue to bear the responsible for the liabilities of the loan even though it has joint venture, joint corporation or equity merge, in which Party A has equity interest.

11. Breach of agreement

(1) If Party A fails to payback the principal when the loan agreement at the maturity date, Party B has the right accrue the interest at the daily rate of 2.1/10000.

(2) If Party A fails to pay interest, Party B has the right to accrue the interest at the daily rate of 2.1/10000. If Party A pays back the principal amount but fails to the accrued the interest, Party B has the right to continue to accrue the interest on the unpaid amount of interest at a daily compound rate of 2.1/10000.

(3) If Party A uses the loan for the purposes other than stated in the loan agreement, Party B has the right to charge a penalty for the breached amount at the daily rate of 5/10000.

(4) At any time before the loan agreement matures, Party B has the right to stop releasing the loan, take back the loan and interest that were release to Party A, or deduct directly from Party A’s account if Party A:

(a) fails to pay back principal or interest;

(b) use the loan for other purpose;

(c) provide false information to Party B;

(d) breaches part of the loan agreement;

(e) is involved in law suites or litigations that substantially affect Party A’s

3

business;

(f) deterioration of Party A’s financial situation;

(g) faces any of the following situations: depreciation, damage, loss, frozen of the collateral and fails to provide new collateral;

(h) Any actions by Party A that affect its ability to payback the loan principal and interest.

12. Settlement of dispute

Both parties shall consult with each other for any disputes regarding the loan agreement; unresolved disputes shall be arbitrated by the management of TCL Corporation. During the period of dispute, the balance of the agreement shall be in full force.

13. Others

(1) Any other issues that are included the loan agreement but pertinent to the agreement, both parties shall follow the laws, rules and regulations of the government;

(2) The loan agreement shall be effective once it is properly signed by the legal persons of the two parties. The agreement will be terminated once all the principal and interest are fully paid.

(3) This agreement will be executed in counterpart copies and each and all of which will be deemed an original.

14. Special clause

(1) Party A acknowledges that Party B fully consulted with Party A for all the provisions in the loan agreement.

(2) Party A acknowledges that it has full comprehension of all the provisions of the loan agreement, and Party B gives all the explanations to Party A for any and all of the questions that Party A has.

(3) Both parties consent that they have no disagreement over the provisions of the agreement.

Party A: Legal person or authorized signer:	/s/Vincent Yan, President & CEO

Dated: February 11, 2004

Party B: Legal person or authorized signer:	/s/ Lu Zhongli, Director

Dated: February 11, 2004

4

Translation of $4.5 million loan between Lotus and TCL

Control number:

Agreement of Internal loans of TCL Industries Holdings (Hong Kong)

Debitor (“Party A)”): Lotus Pacific, Inc.

Creditor (“Party B”): TCL Industries Holdings (Hong Kong) Ltd.

Party A, for its business needs, intends to apply a loan from Party B, which agrees to make such a loan. The both parties agree to reach the flowing agreements based on mutual consents and governing laws and regulations:

1.     Loan type:  Short term loan.

2.     Loan amount:  Four million five hundred thousand US dollars.

3.     Purpose of the loan:  To satisfy the needs of the business expansion of the subsidiaries.

4.     Loan terms:  Three months between 10/22/2004 and 1/22/2005. If the beginning date of the loan on any subsequent amendment(s) to renew this loan is different from this original date, the beginning date on this agreement should used for the purpose of calculation. Any subsequent extensions of this loan shall be a part to this agreement and shall have the same binding force.

5.     Interest Loan interest rate, calculation of interest

(1) The monthly interest rate shall be 0.257%.

(2) Interest shall be calculated monthly and calculated on every 20th of the month. Daily interest rate shall be monthly rate divided by 30.

(3) Any adjustment of interest rate before the maturity of the loan shall be based on the bank regulation on interest rate.

6.     Condition of releasing the loan to debitor

(1) Party A properly completed the registration process and satisfied all the legal documents for the loan to be released;

(2) If the loan requires collateral, all the conditions are satisfied by Party A or the third party.

(3) Party A has not breached any clause that required by for this loan.

7.     Payment of interest and principal

(1) Party A shall pay interest on the interest calculation day. First payment is the day after the first calculation day of the month, and last payment shall be made together with the principal when the loan matures.

(2) Party A agrees to accrue sufficient amount to pay interest when due, and remit the interest payment to Party B’s designated bank account.

(3) Party A shall reserve sufficient amount in its bank account when the loan matures in order to payback the principal amount of the loan.

(4) If Party A fails to payback the loan amount when the loan matures, Party B has the right to dispose the collateral at its discretion or seek legal venue to resolve the issue.

1

8.     Collateral

The collateral required for this loan is the number 3 in the following list;

(1)          Guarantee;

(2)          Collateral;

(3)          Collateral with physical assets; (X) (Lotus equity interest in Correlant Communications.)

(4)          Letter of credit;

(5)          Counter guarantee;

(6)          Letter of promissory notes;

(7)          Others

9.     The main rights and liabilities of both parties

(1) The rights and liabilities of Party A:

(A) The rights of Party A

(a) Party A has the right to ask Party B to release the loan;

(b) Party A has the right to use the loan under the terms of the loan agreement;

(c) Party A has the right to ask Party B for extension(s) of the loan with the consent of Party B;

(d) Party A has the right to ask Party B to keep the confidentiality of all the information regarding its accounting and business operation, except otherwise governed by the laws and regulations

(B) The liabilities of Party A

(a) Party A shall pay back the principal and interest when the loan matures;

(b) Party A shall use the loan in accordance with the terms of the agreement, and not use the loan for other purpose without written consent from Party B;

(c) Party A shall provide Party B with all the information include but not limited accounting, statistics, business planning and KPI, etc. when requested by Party B.

(d) Without payback the loan amount, Party A shall not use the loan amount as collateral to secure another loan;

(e) If Party A will provide guarantee to other parties before the loan is matured, Party A must notice Party B and receives consent from Party B;

(f) Party A shall provide Party B with additional collateral if the value of the collateral used for this loan is less that the original stated amount as required by the agreement;

(g) Party A must notify Party B for any changes made to its name, legal person, business registration, registered capital, etc.

(h) Party A must notice Party B within 10 days for any of the following that may affect Party B to exercise its right as a creditor: contract, joint venture, merge, acquisition, spin-off, apply for close of business, apply for bankruptcy, etc.

(i) Party A shall immediately notify Party B for any of the following: closedown of business operation, revoke of business license, revoked of business registration, any involvement of legal person in illegal activities, becomes a party to legal action, severe deterioration of financial conditions, and resolve the payment of the loan and collateral under the conditions of Party B;

2

(2) Rights and liabilities of Party B

(A) The rights of Party B

(a) Party B has the rights to get access to the information regarding Party A’s financial and business operation, has the right to ask Party A to provide all the information include but not limited to its planning, accounting and KPI data;

(b) Party B has the right to audit Party A on the use of the loan.

(B) The liabilities of Party B

(a) Party B shall release the loan amount to Party A once the agreement is effective, unless for the reasons caused by Party A;

(b) Party B agrees to keep all the information provided by Party A confidential unless otherwise mandated by laws and regulations.

10.      Change and termination of the loan agreement

(1) The agreement may be revised, amended or terminated with the written agreement by both parties. Any changes made shall become part of the whole agreement. If any provision of this agreement is held invalid and void, the balance of the provisions will remain in full force and effect.

(2) If Party A plans to transfer its rights and liabilities to the third party, it must get a written consent from Party B, and transfer will not be valid unless the third party sign the new loan agreement with Party B;

(3) Party A must give a 30 day notice to Party for any of the following actions: contract, leasing, merge and acquisition, joint venture, joint corporation, ownership change etc. Party A shall not take any actions unless it receives a written consent from Party B;

(4) Party A agrees to continue to bear the responsible for the liabilities of the loan even though it has joint venture, joint corporation or equity merge, in which Party A has equity interest.

11. Breach of agreement

(1) If Party A fails to payback the principal when the loan agreement at the maturity date, Party B has the right accrue the interest at the daily rate of 2.1/10000.

(2) If Party A fails to pay interest, Party B has the right to accrue the interest at the daily rate of 2.1/10000. If Party A pays back the principal amount but fails to the accrued the interest, Party B has the right to continue to accrue the interest on the unpaid amount of interest at a daily compound rate of 2.1/10000.

(3) If Party A uses the loan for the purposes other than stated in the loan agreement, Party B has the right to charge a penalty for the breached amount at the daily rate of 5/10000.

(4) At any time before the loan agreement matures, Party B has the right to stop releasing the loan, take back the loan and interest that were release to Party A, or deduct directly from Party A’s account if Party A:

(a) fails to pay back principal or interest;

(b) use the loan for other purpose;

(c) provide false information to Party B;

(d) breaches part of the loan agreement;

(e) is involved in law suites or litigations that substantially affect Party A’s

3

business;

(f) deterioration of Party A’s financial situation;

(g) faces any of the following situations: depreciation, damage, loss, frozen of the collateral and fails to provide new collateral;

(h) Any actions by Party A that affect its ability to payback the loan principal and interest.

12. Settlement of dispute

Both parties shall consult with each other for any disputes regarding the loan agreement; unresolved disputes shall be arbitrated by the management of TCL Corporation. During the period of dispute, the balance of the agreement shall be in full force.

13. Others

(1) Any other issues that are included the loan agreement but pertinent to the agreement, both parties shall follow the laws, rules and regulations of the government;

(2) The loan agreement shall be effective once it is properly signed by the legal persons of the two parties. The agreement will be terminated once all the principal and interest are fully paid.

(3) This agreement will be executed in counterpart copies and each and all of which will be deemed an original.

14. Special clause

(1) Party A acknowledges that Party B fully consulted with Party A for all the provisions in the loan agreement.

(2) Party A acknowledges that it has full comprehension of all the provisions of the loan agreement, and Party B gives all the explanations to Party A for any and all of the questions that Party A has.

(3) Both parties consent that they have no disagreement over the provisions of the agreement.

Party A: Legal person or authorized signer:	/s/Vincent Yan, President & CEO

Dated: July 23, 2004

Party B: Legal person or authorized signer:	/s/ Lu Zhongli, Director

Dated: July 23, 2004

4

Translation of $4.5 million loan between Lotus and TCL

Control number:

Agreement of Internal loans of TCL Industries Holdings (Hong Kong)

Debitor (“Party A)”): Lotus Pacific, Inc.

Creditor (“Party B”): TCL Industries Holdings (Hong Kong) Ltd.

Party A, for its business needs, intends to apply a loan from Party B, which agrees to make such a loan. The both parties agree to reach the flowing agreements based on mutual consents and governing laws and regulations:

1.     Loan type:  Short term loan.

2.     Loan amount:  Four million five hundred thousand US dollars.

3.     Purpose of the loan:  To satisfy the needs of the business expansion of the subsidiaries.

4.     Loan terms:  Six months between 1/22/2005 and 7/21/2005. If the beginning date of the loan on any subsequent amendment(s) to renew this loan is different from this original date, the beginning date on this agreement should used for the purpose of calculation. Any subsequent extensions of this loan shall be a part to this agreement and shall have the same binding force.

5.     Interest Loan interest rate, calculation of interest

(1) The monthly interest rate shall be 0.257%.

(2) Interest shall be calculated monthly and calculated on every 20th of the month. Daily interest rate shall be monthly rate divided by 30.

(3) Any adjustment of interest rate before the maturity of the loan shall be based on the bank regulation on interest rate.

6.     Condition of releasing the loan to debitor

(1) Party A properly completed the registration process and satisfied all the legal documents for the loan to be released;

(2) If the loan requires collateral, all the conditions are satisfied by Party A or the third party.

(3) Party A has not breached any clause that required by for this loan.

7.     Payment of interest and principal

(1) Party A shall pay interest on the interest calculation day. First payment is the day after the first calculation day of the month, and last payment shall be made together with the principal when the loan matures.

(2) Party A agrees to accrue sufficient amount to pay interest when due, and remit the interest payment to Party B’s designated bank account.

(3) Party A shall reserve sufficient amount in its bank account when the loan matures in order to payback the principal amount of the loan.

(4) If Party A fails to payback the loan amount when the loan matures, Party B has the right to dispose the collateral at its discretion or seek legal venue to resolve the issue.

8.     Collateral

The collateral required for this loan is the number 3 in the following list;

(1)          Guarantee;

(2)          Collateral;

(3)          Collateral with physical assets; (X) (Lotus equity interest in Correlant Communications.)

(4)          Letter of credit;

(5)          Counter guarantee;

(6)          Letter of promissory notes;

(7)          Others

9.     The main rights and liabilities of both parties

(1) The rights and liabilities of Party A:

(A) The rights of Party A

(a) Party A has the right to ask Party B to release the loan;

(b) Party A has the right to use the loan under the terms of the loan agreement;

(c) Party A has the right to ask Party B for extension(s) of the loan with the consent of Party B;

(d) Party A has the right to ask Party B to keep the confidentiality of all the information regarding its accounting and business operation, except otherwise governed by the laws and regulations

(B) The liabilities of Party A

(a) Party A shall pay back the principal and interest when the loan matures;

(b) Party A shall use the loan in accordance with the terms of the agreement, and not use the loan for other purpose without written consent from Party B;

(c) Party A shall provide Party B with all the information include but not limited accounting, statistics, business planning and KPI, etc. when requested by Party B.

(d) Without payback the loan amount, Party A shall not use the loan amount as collateral to secure another loan;

(e) If Party A will provide guarantee to other parties before the loan is matured, Party A must notice Party B and receives consent from Party B;

(f) Party A shall provide Party B with additional collateral if the value of the collateral used for this loan is less that the original stated amount as required by the agreement;

(g) Party A must notify Party B for any changes made to its name, legal person, business registration, registered capital, etc.

(h) Party A must notice Party B within 10 days for any of the following that may affect Party B to exercise its right as a creditor: contract, joint venture, merge, acquisition, spin-off, apply for close of business, apply for bankruptcy, etc.

(i) Party A shall immediately notify Party B for any of the following: closedown of business operation, revoke of business license, revoked of business registration, any involvement of legal person in illegal activities, becomes a party to legal action, severe deterioration of financial conditions, and resolve the payment of the loan and collateral under the conditions of Party B;

(2) Rights and liabilities of Party B

(A) The rights of Party B

(a) Party B has the rights to get access to the information regarding Party A’s financial and business operation, has the right to ask Party A to provide all the information include but not limited to its planning, accounting and KPI data;

(b) Party B has the right to audit Party A on the use of the loan.

(B) The liabilities of Party B

(a) Party B shall release the loan amount to Party A once the agreement is effective, unless for the reasons caused by Party A;

(b) Party B agrees to keep all the information provided by Party A confidential unless otherwise mandated by laws and regulations.

10.      Change and termination of the loan agreement

(1) The agreement may be revised, amended or terminated with the written agreement by both parties. Any changes made shall become part of the whole agreement. If any provision of this agreement is held invalid and void, the balance of the provisions will remain in full force and effect.

(2) If Party A plans to transfer its rights and liabilities to the third party, it must get a written consent from Party B, and transfer will not be valid unless the third party sign the new loan agreement with Party B;

(3) Party A must give a 30 day notice to Party for any of the following actions: contract, leasing, merge and acquisition, joint venture, joint corporation, ownership change etc. Party A shall not take any actions unless it receives a written consent from Party B;

(4) Party A agrees to continue to bear the responsible for the liabilities of the loan even though it has joint venture, joint corporation or equity merge, in which Party A has equity interest.

11. Breach of agreement

(1) If Party A fails to payback the principal when the loan agreement at the maturity date, Party B has the right accrue the interest at the daily rate of 2.1/10000.

(2) If Party A fails to pay interest, Party B has the right to accrue the interest at the daily rate of 2.1/10000. If Party A pays back the principal amount but fails to the accrued the interest, Party B has the right to continue to accrue the interest on the unpaid amount of interest at a daily compound rate of 2.1/10000.

(3) If Party A uses the loan for the purposes other than stated in the loan agreement, Party B has the right to charge a penalty for the breached amount at the daily rate of 5/10000.

(4) At any time before the loan agreement matures, Party B has the right to stop releasing the loan, take back the loan and interest that were release to Party A, or deduct directly from Party A’s account if Party A:

(a) fails to pay back principal or interest;

(b) use the loan for other purpose;

(c) provide false information to Party B;

(d) breaches part of the loan agreement;

(e) is involved in law suites or litigations that substantially affect Party A’s business;

(f) deterioration of Party A’s financial situation;

(g) faces any of the following situations: depreciation, damage, loss, frozen of the collateral and fails to provide new collateral;

(h) Any actions by Party A that affect its ability to payback the loan principal and interest.

12. Settlement of dispute

Both parties shall consult with each other for any disputes regarding the loan agreement; unresolved disputes shall be arbitrated by the management of TCL Corporation. During the period of dispute, the balance of the agreement shall be in full force.

13. Others

(1) Any other issues that are included the loan agreement but pertinent to the agreement, both parties shall follow the laws, rules and regulations of the government;

(2) The loan agreement shall be effective once it is properly signed by the legal persons of the two parties. The agreement will be terminated once all the principal and interest are fully paid.

(3) This agreement will be executed in counterpart copies and each and all of which will be deemed an original.

14. Special clause

(1) Party A acknowledges that Party B fully consulted with Party A for all the provisions in the loan agreement.

(2) Party A acknowledges that it has full comprehension of all the provisions of the loan agreement, and Party B gives all the explanations to Party A for any and all of the questions that Party A has.

(3) Both parties consent that they have no disagreement over the provisions of the agreement.

Party A: Legal person or authorized signer:	/s/Vincent Yan, President & CEO

Dated: January 23, 2005

Party B: Legal person or authorized signer:	/s/ Yuan Bing

Dated: January 31, 2005